EXHIBIT 10.13



                     THE TRANSFER OF THIS NOTE IS RESTRICTED
                      IN ACCORDANCE WITH THE PROVISIONS OF
                       SECTION 5.4(b) OF THE NOTE PURCHASE
                           AGREEMENT REFERRED TO BELOW



                                  SERIES A NOTE
                                  -------------

                                [INTERPOOL, INC.]
                              [INTERPOOL LIMITED]
                               [TRAC LEASE, INC.]

          6.15% GUARANTEED SECURED NOTE SERIES A DUE NOVEMBER 30, 2003

No.                                                   November 30, 1993
$

            FOR VALUE RECEIVED, the undersigned, [Interpool, Inc.] [Interpool Limited] [Trac Lease, Inc.], a [Delaware] [Barbados] corporation (herein called the "Obligor"), hereby promises to pay to the order of [NAME OF PURCHASER] or registered assigns (herein called the "Purchaser"), the principal sum of

                               DOLLARS ($                              ),
- -------------------------------          -----------------------------
payable in quarterly installments on the dates and in the amounts set forth in Schedule 1 hereto with the entire unpaid principal amount hereof and all accrued and unpaid interest thereon being due and payable on November 30, 2003 or on such earlier date as payment shall be required pursuant to the Agreement (as defined below), and to pay interest (computed on the basis of a 360-day year of twelve (12) 30-day months) (a) on the unpaid principal amount hereof from the date hereof until the principal amount hereof shall have become due and payable in full at the rate of 6.15% per annum, which interest shall be payable on the dates and in the amounts set forth in Schedule 1 hereto, and (b) on any amount (including interest, any Make Whole Premium (as defined in the Agreement) and any prepayment of principal) which is not paid when due, at a rate (the "Overdue Rate") equal to the lesser of (i) 8.15% per annum, or (ii) the maximum rate of interest permitted by law, which interest shall be payable on demand of the holder hereof, and to pay the Make Whole Premium, if any, if required to be paid in accordance with the Agreement. If the date that any payment is due is other than a Business Day, the amount of principal, Make Whole Premium, if any, and interest otherwise payable on such date shall be payable on the next succeeding Business Day.

            Payments of principal, Make Whole Premium, if any, and interest payable with respect to this Note are to be made at the address of the Purchaser specified in the Agreement, or at such other place as the holder hereof shall designate to the Obligor in writing, in lawful money of the United States of America.

            This Note is one of the guaranteed secured notes of the Obligor issued in the series designated "Series A," having an original aggregate principal amount of $43,000,000 (herein called the "Series A Notes"). The Series A Notes, together with the Series B Notes (as defined in the Agreement), having an original aggregate principal amount of $15,000,000 (together with the Series A Notes, the "Notes"), have been issued in the aggregate original principal amount of $58,000,000, pursuant to a Note Purchase Agreement, dated the date hereof (herein called the "Agreement"), among Interpool, Inc., Interpool Limited, Trac Lease, Inc. and the purchasers of the Notes named in the Purchaser Schedule attached thereto [and guaranteed pursuant to a Guaranty by Interpool, Inc. dated the date hereof (the "Guaranty")] and is entitled to the benefits thereof and of the security referred to therein [and in the Guaranty].

            This Note is a registered Note and, upon the terms and subject to the restrictions set forth in the Agreement, upon surrender of this Note for registration of transfer or exchange, duly endorsed, or accompanied by a written instrument of transfer or exchange duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note or Notes for an aggregate principal amount equal to the amount of this Note will be issued to, and registered in the name of, the transferee or the registered holder hereof, as the case may be. Prior to due presentment for registration of transfer, the Obligor may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, notwithstanding the receipt by the Obligor of any notice to the contrary.

            This Note may be converted to an unsecured Note in accordance with, and upon satisfaction of the conditions of, Section 5.7 of the Agreement.

            In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

            Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

            THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF SUCH STATE.

                                     [INTERPOOL, INC.]
                                     [INTERPOOL LIMITED]
                                     [TRAC LEASE, INC.]


                                     By:
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                                          Title: